Trade and Other Receivables	12 Months Ended
Jun. 30, 2019
Trade and other receivables [abstract]
Trade and Other Receivables

Note 8. Trade and Other Receivables

	30 June 2019	30 June 2018
	AUD$	AUD$

Current

Trade receivables*	332,972	492,276
Loss allowance	(34,046)	—
Other receivables	138,172	—
Accrued income**	531,828	1,191,029
Total Trade and Other Receivables	968,926	1,683,305

*	All trade receivables are non-interest bearing.

**	Primarily comprises of receivables from the Australian Tax Office in relation to R&D tax concession for the year.

Classification as trade receivables

Trade receivables are amounts due from customers for goods sold or services performed in the ordinary course of business. They are generally due for settlement within 30 days and therefore are all classified as current. Trade receivables are recognized initially at the amount of consideration that is unconditional unless they contain significant financing components, when they are recognized at fair value. The Group holds the trade receivables with the objective to collect the contractual cash flows and therefore measures them subsequently at amortised cost using the effective interest method. Details about the Group’s impairment policies and the calculation of the loss allowance are provided in note 20(b).

Accrued receivables

These amounts primarily comprise amounts receivable from the Australian Taxation Office in relation to the R&D tax incentive.

Fair value of trade and other receivables

Due to the short-term nature of the current receivables, their carrying amount is considered to be the same as their fair value.

Impairment and risk exposure

Information about the impairment of trade receivables and the group’s exposure to credit risk, foreign currency risk and interest rate risk can be found in note 20.